Exhibit 99.1

Accrued Interest Date:                                Collection Period Ending:

25-Jul-03                                                            31-Jul-03
Distribution Date:         BMW VEHICLE OWNER TRUST 2003-A             Period #
                           ------------------------------
25-Aug-03                                                                    4

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Balances
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
                                                                                                Initial                  Period End
      Receivables                                                                        $1,643,640,298              $1,408,281,832
      Reserve Account                                                                       $12,327,302                 $24,644,932
      Yield Supplement Overcollateralization                                                 $9,034,825                  $7,810,451
      Class A-1 Notes                                                                      $380,000,000                $145,865,908
      Class A-2 Notes                                                                      $455,000,000                $455,000,000
      Class A-3 Notes                                                                      $470,000,000                $470,000,000
      Class A-4 Notes                                                                      $296,913,000                $296,913,000
      Class B Notes                                                                         $32,692,000                 $32,692,000

Current Collection Period
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      Beginning Receivables Outstanding                                                  $1,467,528,066
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                             $32,982,966
                Receipts of Pre-Paid Principal                                              $25,890,281
                Liquidation Proceeds                                                           $271,654
                Principal Balance Allocable to Gross Charge-offs                               $101,334
           Total Receipts of Principal                                                      $59,246,235

           Interest Distribution Amount
                Receipts of Interest                                                         $6,124,318
                Servicer Advances                                                              $225,871
                Reimbursement of Previous Servicer Advances                                          $0
                Accrued Interest on Purchased Receivables                                            $0
                Recoveries                                                                      $13,847
                Net Investment Earnings                                                         $11,167
           Total Receipts of Interest                                                        $6,375,203

           Release from Reserve Account                                                              $0

      Total Distribution Amount                                                             $65,520,103

      Ending Receivables Outstanding                                                     $1,408,281,832

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                                   $60,676
      Current Period Servicer Advance                                                          $225,871
      Current Reimbursement of Previous Servicer Advance                                             $0
      Ending Period Unreimbursed Previous Servicer Advances                                    $286,547

Collection Account
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      Deposits to Collection Account                                                        $65,520,103
      Withdrawals from Collection Account
           Servicing Fees                                                                    $1,222,940
           Class A Noteholder Interest Distribution                                          $2,159,604
           First Priority Principal Distribution                                                     $0
           Class B Noteholder Interest Distribution                                             $79,823
           Regular Principal Distribution                                                   $58,948,259
           Reserve Account Deposit                                                           $3,109,477
           Unpaid Trustee Fees                                                                       $0
           Excess Funds Released to Depositor                                                        $0
      Total Distributions from Collection Account                                           $65,520,103



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Excess Funds Released to the Depositor
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           Release from Reserve Account                                     $1,515,683
           Release from Collection Account                                          $0
      Total Excess Funds Released to the Depositor                          $1,515,683

Note Distribution Account
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      Amount Deposited from the Collection Account                         $61,187,686
      Amount Deposited from the Reserve Account                                     $0
      Amount Paid to Noteholders                                           $61,187,686

Distributions
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      Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000     Factor
      Class A-1 Notes                                                      $58,948,259       $145,865,908       $155.13     38.39%
      Class A-2 Notes                                                               $0       $455,000,000         $0.00    100.00%
      Class A-3 Notes                                                               $0       $470,000,000         $0.00    100.00%
      Class A-4 Notes                                                               $0       $296,913,000         $0.00    100.00%
      Class B Notes                                                                 $0        $32,692,000         $0.00    100.00%

      Interest Distributable Amount                                    Current Payment         Per $1,000
      Class A-1 Notes                                                         $223,987              $0.59
      Class A-2 Notes                                                         $549,792              $1.21
      Class A-3 Notes                                                         $759,833              $1.62
      Class A-4 Notes                                                         $625,992              $2.11
      Class B Notes                                                            $79,823              $2.44



Carryover Shortfalls
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                                                                             Prior
                                                                        Period Carryover    Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
      Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
      Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
      Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
      Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
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                                                                      Beginning Period      Ending Period
      Number of Contracts                                                       68,121             66,371
      Weighted Average Remaining Term                                            48.95              48.07
      Weighted Average Annual Percentage Rate                                    5.42%              5.40%

      Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
           Current                                                      $1,274,109,516             90.47%
           1-29 days                                                      $117,664,769              8.36%
           30-59 days                                                      $13,910,244              0.99%
           60-89 days                                                       $1,814,513              0.13%
           90-119 days                                                        $410,497              0.03%
           120-149 days                                                       $372,292              0.03%
           Total                                                        $1,408,281,832            100.00%
           Delinquent Receivables +30 days past due                        $16,507,547              1.17%



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      Write-offs
           Gross Principal Write-Offs for Current Period                      $101,334
           Recoveries for Current Period                                       $13,847
           Net Write-Offs for Current Period                                   $87,488

           Cumulative Realized Losses                                          $99,312


      Repossessions                                                      Dollar Amount              Units
           Beginning Period Repossessed Receivables Balance                 $1,192,041                 38
           Ending Period Repossessed Receivables Balance                    $1,866,485                 62
           Principal Balance of 90+ Day Repossessed Vehicles                   $24,978                  1



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                      $8,108,426
      Beginning Period Amount                                               $8,108,426
      Ending Period Required Amount                                         $7,810,451
      Current Period Release                                                  $297,975
      Ending Period Amount                                                  $7,810,451
      Next Distribution Date Required Amount                                $7,517,938

Reserve Account
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      Beginning Period Required Amount                                     $25,681,741
      Beginning Period Amount                                              $23,051,137
      Net Investment Earnings                                                  $11,167
      Current Period Deposit                                                $3,109,477
      Current Period Release to Collection Account                                  $0
      Current Period Release to Depositor                                   $1,515,683
      Ending Period Required Amount                                        $24,644,932
      Ending Period Amount                                                 $24,644,932

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